UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2003
                                                          --------------
                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                     333-87781             52-2176710
         --------                     ---------             ----------
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


            2328 West Joppa Road
            Lutherville, Maryland                                      21093
            -------------------------------------------------------------------
               (Address of Principal Executive Offices)            (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                            -------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events

On April 30, 2003, the Company issued a press release announcing that it had sold an aggregate 620,690 shares of its Common Stock at an offering price of $7.25 per share in a private offering exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) of the Securities Act of 1933 and Rule 506. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated April 30, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BAY NATIONAL CORPORATION

Date:  April 30, 2003                              By:  /s/ Hugh W. Mohler
                                                       -------------------------
                                                   Hugh W. Mohler, President